UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2025
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Policy and Participation Agreement
On May 1, 2025, the Board of Directors of D-Wave Quantum Inc. (the “Company”), adopted a formal severance policy for certain executives, including Alan Baratz, John Markovich and Diane Nguyen, the Company’s executive officers, to provide for severance benefits in the event of qualifying terminations of employment (the “Severance Policy”). Participation in the Severance Policy was conditioned on the execution of a participation agreement (the “Participation Agreement”), which specifies an executive's length or multiple of potential severance benefits and contains other terms and conditions related to participation in the Severance Policy. Each Participation Agreement provides that the executive has agreed to accept the terms of the Severance Policy and such Participation Agreement in lieu of any severance benefits set forth in their respective employment agreements and offer letters.
Under the Severance Policy and their respective Participation Agreement, and subject to execution of a release of claims and continued compliance with certain restrictive covenants and conditions set forth therein, each executive is eligible for severance benefits in the event of a qualifying termination, which includes a (i) Qualifying Non-CIC Termination (as defined in the Severance Policy or, Participation Agreement for the Chief Executive Officer (“CEO”)) by the Company or its affiliates, or (ii) a Qualifying CIC Termination (as defined in the Severance Policy) by the executive or the Company.
In the event of a Qualifying Non-CIC Termination, each executive will receive the following severance benefits: (i) a lump sum cash severance equal to the sum of the executive’s accrued but unpaid annual base salary, annual incentive earned and any unreimbursed business expenses (the “Accrued Obligations”); (ii) a lump sum cash payment equal to the executive's prorated Target Annual Bonus (as defined in the Severance Policy) (or, for the CEO, the Target Annual Bonus which is equal to 100% of Annual Base Salary); (iii) continuation of executive's annual base salary for 12 months; (iv) reimbursement of COBRA coverage for 6 months (or, for the CEO, 12 months); and (v) any other amounts or benefits required to be paid or provided or which the executive is eligible to receive under any plan, program, policy, or practice or contract or agreement of the Company and the Affiliated Entities (the “Other Benefits”). In addition, pursuant to the CEO's Participation Agreement, in the event of termination of the CEO other than for Cause (as defined in the Severance Policy), death or disability, any time-based equity awards that would, but for his termination, have vested within 12 months following the date of termination, will vest on the date of termination. The Severance Policy is silent on the treatment of equity awards for the other executives in connection with such terminations and, as a result, the equity awards will vest in accordance with the terms in the applicable award agreement.
However, in the event of a Qualifying CIC Termination, such severance benefits instead include: (i) a lump sum cash severance equal to the sum of the Accrued Obligations; (ii) a lump sum cash payment equal to a product of 1.0x (or, for the CEO, 1.5x) the sum of the executive's annual base salary and the executive's Target Annual Bonus; (iii) reimbursement of COBRA coverage for 12 months (or, for the CEO, 18 months); (iv) any time-based equity awards will be 100% vested and any performance-based vesting equity awards will vest in accordance with the performance-based vesting conditions in the applicable award agreement (notwithstanding any continued employment requirements); and (v) the Other Benefits.
The foregoing descriptions of the Severance Policy and the Participation Agreements do not purport to be complete and are qualified in their entirety by reference to the Severance Policy and the Form of Participation Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference herein.

Amended Executive Employment Agreements

On May 6, 2025, the Company entered into amendments to the employment agreements with Alan Baratz, John Markovich, and Diane Nguyen (the “Amended Employment Agreements”). The Amended Employment Agreements provide for, among other things, severance benefits in compliance with the terms of the Severance Policy.

The foregoing description of the Amended Employment Agreements contained herein does not purport to be complete and is qualified in its entirety by reference to the copies of the Amended Employment Agreements for each of Alan Baratz, John Markovich and Diane Nguyen which are filed herewith as Exhibits 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#	D-Wave Quantum Inc. Severance Policy.
10.2#	Form of Participation Agreement pursuant to the D-Wave Quantum Inc. Severance Policy.
10.3#	Second Amendment to Amended and Restated Employment Agreement, effective May 6, 2025, by and between D-Wave Quantum Inc. and Alan Baratz.
10.4#	Third Amendment to Employment Agreement, effective May 6, 2025, by and between D-Wave Quantum Inc. and John Markovich.
10.5#	Third Amendment to Amended and Restated Employment Agreement effective May 6, 2025, by and between D-Wave Quantum Inc. and Diane Nguyen.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#       Indicates management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer